UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

QS LEGG MASON

DYNAMIC MULTI-STRATEGY VIT PORTFOLIO

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, your insurance company may no longer send you paper copies of the Fund’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from them electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by them. Your election will apply to all Funds available under your contract with the insurance company.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective. The Portfolio is a fund of funds — it invests primarily in other funds (“underlying funds”). These underlying funds are open-end funds and exchange-traded funds (“ETFs”) managed by Legg Mason or its affiliates, or ETFs that are based on an index and managed by unaffiliated investment advisers. When selecting investments to fulfill a desired strategic asset class exposure, we expect to allocate to Legg Mason-affiliated open-end funds and ETFs, provided that appropriate products are available. The underlying funds have a variety of investment styles and focuses. The underlying equity funds include large, mid and small cap funds, growth and value-oriented funds, international funds and ETFs that are based on equity indexes. The underlying long-term fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk” bonds) and ETFs that are based on fixed income indexes.

The Portfolio seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies. QS Investors, LLC (“QS Investors”), one of the Portfolio’s subadvisers, is responsible for implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company, LLC (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Portfolio’s Event Risk Management strategy described below and manages the portion of the Portfolio’s cash and short-term instruments allocated to it.

The Portfolio’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed income funds that are not money market funds (“long-term fixed income funds”). While changes to the Target Allocation are not expected to be frequent or substantial, the Portfolio’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed income funds as, in QS Investors’ opinion, market conditions warrant. In addition to these long-term investments, the Portfolio may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as part of its risk management strategies.

A combination of risk management strategies will be implemented that will attempt to reduce downside volatility within the Portfolio. These strategies include Dynamic Risk Management and Event Risk Management. Dynamic Risk Management attempts to limit losses by allocating Portfolio assets to or away from equity and long-term fixed-income funds, depending on market conditions. The Dynamic Risk Management strategy allocates a portion of the Portfolio’s assets into short-term defensive instruments that are expected to

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	1

Portfolio overview (cont’d)

decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. A small portion of the Portfolio’s assets will be invested in the Event Risk Management strategy. Event Risk Management invests in options and futures that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, the Portfolio gives up some of the potential for high total return that could be achieved if the Portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the Portfolio’s net asset value (“NAV”)i under negative market conditions.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. While trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout 2019, global equity markets ended 2019 with double digit returns across all major regions. The MSCI World Indexii returned 27.30% for the twelve-month reporting period ended December 31, 2019. U.S. large capitalization stocks led the way, with the Russell 1000 Indexiii reaching new highs and returning 31.43% for the reporting period. 2019 started off with a strong rebound in the first quarter, covering most of the losses that occurred during the fourth quarter of 2018. Global equities across the board continued to rise during the second quarter, but at a more tempered pace. Equity markets saw major selloffs in both May and August 2019, led by Chinese equities. Trade tensions between the U.S. and China remained elevated throughout the third calendar quarter, but improved prospects of a trade deal led to a Chinese equity surge in the final calendar quarter of 2019.

Within the U.S., large cap equities strongly outperformed small cap equities for the reporting period, returning 31.49% versus 25.52%, as measured by the S&P 500 Indexiv and Russell 2000 Indexv, respectively. Large cap stock outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500 Index returned 14%, one of its best quarterly performances in a decade. Abroad, developed markets outperformed emerging markets, returning 22.31% and 18.44% in the MSCI EAFE Indexvi and MSCI Emerging Markets Indexvii, respectively. As noted, the year ended with a fourth quarter 2019 rally led by Chinese equities, which returned 14.0%, as measured by the MSCI Emerging Markets Index, on the back of improved prospects of a trade deal with the U.S. Although U.S. economic data remained mixed, U.S. equities rose over 9% during the final quarter of 2019, as measured by both the S&P 500 Index and Russell 2000 Index.

Fixed income underperformed the global equity markets for 2019. Within that asset class, U.S. fixed income outperformed global fixed income, returning 8.72% versus 6.84% as measured by the Bloomberg Barclays U.S. Aggregate Indexviii and Bloomberg Barclays Global Aggregate Indexix, respectively. The fixed income asset class was supported by the dovish activity by global central banks, which have been reducing interest rates. In the U.S.,

2	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

the Federal Reserve Board (the “Fed”)x cut interest rates by twenty-five basis pointsxi twice in the third calendar quarter of the reporting period. In August 2019, the U.S. 2-year to 10-year yield differential inverted for the first time in over a decade, and the yield on the 30-year Treasury dropped below 2% for the first time. The European Central Bankxii announced additional stimulus in September 2019 and reduced the deposit rate to a record low of -0.5%. In October 2019, the Fed cut interest rates for the final time for the year and reduced its expectations of additional rate cuts. The Dow Jones U.S. Real Estate Indexxiii rose 28.9% in 2019, largely driven by the decline in interest rates.

Gold returned 23.0% in 2019, benefiting from the episodic risk-off moments. Geopolitical concerns and dovish comments by the Fed supported the commodity.

Crude oil had a highly volatile year and ended appreciating 34.46% over the reporting period. The year started off with a 32.44% upswing during the first quarter of 2019. This was driven by tighter global supply conditions and Venezuelan sanctions and outages. During the second quarter of 2019, crude oil was supported by the escalating tensions between the U.S. and Iran. This was offset by concerns around the slowing global economy and demand pressures. Crude oil production declined during the third quarter, as drone attacks knocked out half of Saudi Arabia’s oil production, and prices rose 14.70% on September 16, 2019. The year ended with a 10.68% gain in crude oil prices during December 2019, as OPEC (Organization of the Petroleum Exporting Countries) and Russia agreed to production cuts.

Q. How did we respond to these changing market conditions?

A. The Portfolio uses two risk management strategies to attempt to limit losses when markets fall. One strategy, Dynamic Risk Management, involves systematically reducing exposure to risk assets in response to declines in the Portfolio’s NAV and then increasing the allocation to equity funds and long-term fixed income funds in accordance with the Portfolio’s Target Allocation as the NAV rises. The other strategy involves the continuous use of index options and/or futures contracts that are expected to increase in value in the event of market declines. During the reporting period, this strategy involved the use of put options and futures on the S&P 500 Index.

Due to deteriorating asset prices in the fourth quarter of 2018, the Portfolio was de-risked going into 2019 using the Dynamic Risk Management strategy but was fully invested by January 31, 2019.

Performance review

For the twelve months ended December 31, 2019, Class I shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio1 returned 15.86%. The Portfolio’s unmanaged

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	3

Portfolio overview (cont’d)

benchmarks, the Bloomberg Barclays U.S. Aggregate Index and the Russell 3000 Indexxiv, and the Composite Indexxv, returned 8.72%, 31.02% and 22.82%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Averagexvi returned 20.15% over the same time frame.

Performance Snapshot as of December 31, 2019 (unaudited)
	6 months	12 months
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio[1]:
Class I	5.86%	15.86%
Class II	5.69%	15.51%
Bloomberg Barclays U.S. Aggregate Index	2.45%	8.72%
Russell 3000 Index	10.37%	31.02%
Composite Index	7.37%	22.82%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average	6.30%	20.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated April 29, 2019, as supplemented May 7, 2019, the gross total annual fund operating expense ratios for Class I and Class II shares were 1.03% and 1.28%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Taking into account the underlying fund returns and their weightings within the Portfolio, the top contributors to absolute performance during the reporting period came from U.S. large capitalization equities. From an asset allocation perspective, a slight overweight to U.S. large cap equities was a leading contributor.

In relative terms (i.e., relative to each underlying fund’s specific benchmark), the leading contributor at the underlying manager level was BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged). Positive manager contribution also came from the Portfolio’s holdings in Western Asset Core Bond Fund.

†	Includes expenses of the underlying funds in which the Portfolio invests.

4	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Q. What were the leading detractors from performance?

A. The largest detractor from performance during the reporting period came from the Dynamic Risk Management strategy, which resulted in the Portfolio having a reduced exposure to equities from December 2018 through January 31, 2019, the strongest performing month (from a S&P 500 perspective) of the calendar year. Similarly, the Portfolio’s allocation to fixed income detracted from absolute performance, given the relative strength of equity markets. From an asset allocation perspective, the slight underweight to U.S. small capitalization equities relative to the composite benchmark detracted.

The impact of underlying manager selection was negative overall. In relative terms (i.e., relative to each underlying fund’s specific benchmark), the leading detractors were QS U.S. Large Cap Equity Fund and ClearBridge Aggressive Growth Fund.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. We replaced BrandywineGLOBAL — Global Opportunities Bond Fund with BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged) during the reporting period.

Thank you for your investment in QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

QS Investors, LLC

January 21, 2020

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Portfolio is a fund of funds – it invests primarily in other funds — and is subject to the risks of the underlying funds in which it invests. There are additional risks and other expenses associated with investing in other mutual funds and exchange-traded funds (“ETFs”), rather than directly in portfolio securities. In addition to the Portfolio’s operating expenses, you will indirectly bear the operating expenses of the underlying funds in which the Portfolio invests. The Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Portfolio will also indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF, in addition to the management fees and other expenses paid by the Portfolio. Also, the portfolio managers may invest in underlying funds that have a limited performance history. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Certain of the underlying funds may engage in short selling, which is a speculative strategy that involves special risks.

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Portfolio overview (cont’d)

Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The model used to manage the Portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

vi	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

viii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed income performance of regions around the world.

[x]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

xi	A basis point is one-hundredth (1/100 or 0.01) of one percent.

xii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

xiii

The Dow Jones U.S. Real Estate Index is designed to track the performance of real estate investment trusts (“REIT”) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

xiv	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xv

The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) and 15% Bloomberg Barclays U.S. Aggregate Index. Effective March 29, 2019, the Bloomberg Barclays Global Aggregate ex-USD Index component of the Portfolio’s composite benchmark was replaced with the Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged). The Portfolio’s portfolio managers believe the revised composite benchmark is more reflective of the Portfolio’s general investment approach. The MSCI ACWI Ex-U.S. is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets. The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed income performance of regions around the world.

xvi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 250 funds for the six-month period and among the 242 funds for the twelve-month period in the Portfolio’s Lipper category.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	7

Portfolio at a glance (unaudited)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† as of — December 31, 2019

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
15.0 Legg Mason ETF Investment Trust — Legg Mason Low Volatility High Dividend ETF	Utilities Real Estate Consumer Staples Energy Communication Services
13.6 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), Class IS Shares	Sovereign Bonds U.S. Government & Agency Obligations Corporate Bonds & Notes Collateralized Mortgage Obligations
13.6 Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	Mortgage-Backed Securities Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities
11.3 Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Health Care Financials Consumer Discretionary Industrials
8.7 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Communication Services Industrials
5.6 Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Information Technology Energy

8	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† as of — December 31, 2019

% of Total Long-Term Investments	Top 5 Sectors
4.8 Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	Information Technology Communication Services Consumer Discretionary Health Care Industrials
4.6 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Communication Services Health Care Information Technology Industrials Financials
3.9 Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	Financials Industrials Consumer Discretionary Health Care Consumer Staples
3.8 Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	Health Care Financials Industrials Information Technology Consumer Discretionary
3.2 The Royce Fund — Royce Pennsylvania Mutual Fund, Investment Class Shares	Industrials Information Technology Financials Consumer Discretionary Materials
2.5 Legg Mason ETF Investment Trust — Legg Mason International Low Volatility High Dividend ETF	Communication Services Financials Utilities Consumer Discretionary Energy
1.5 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Materials Information Technology Consumer Discretionary
1.5 Legg Mason Global Asset Management Trust — ClearBridge International Growth Fund, Class IS Shares	Information Technology Consumer Staples Industrials Consumer Discretionary Health Care
1.3 iShares Trust — iShares Russell 1000 Growth ETF	Information Technology Health Care Consumer Discretionary Communication Services Industrials

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	9

Portfolio at a glance (unaudited) (cont’d)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Breakdown† as of — December 31, 2019

% of Total Long-Term Investments	Top 5 Sectors
1.3 iShares Trust — iShares Russell 1000 Value ETF	Financials Health Care Industrials Consumer Staples Energy
1.0 iShares Trust — iShares Core U.S. Aggregate Bond ETF	United States Treasury Federal National Mortgage Association Government National Mortgage Association II Uniform MBS Federal Home Loan Mortgage Corporation
1.0 Vanguard Index Funds — Vanguard Total International Bond ETF	Japan France Germany Italy United Kingdom
0.6 iShares Trust — iShares MSCI EAFE ETF	Financials Industrials Health Care Consumer Discretionary Consumer Staples
0.6 iShares Trust — iShares Russell 2000 ETF	Health Care Financials Industrials Information Technology Consumer Discretionary
0.6 Purchased Options

†	Subject to change at any time.

10	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I	5.86%	$1,000.00	$1,058.60	0.47%	$2.44	Class I	5.00%	$1,000.00	$1,022.84	0.47%	$2.40
Class II	5.69	1,000.00	1,056.90	0.72	3.73	Class II	5.00	1,000.00	1,021.58	0.72	3.67

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	11

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

12	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/19	15.86%	15.51%
Five Years Ended 12/31/19	3.04	2.79
Inception* through 12/31/19	6.14	5.89

Cumulative total returns[1]
Class I (Inception date of 11/30/11 through 12/31/19)	61.95%
Class II (Inception date of 11/30/11 through 12/31/19)	58.78

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are November 30, 2011.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	13

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I and Class II Shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio vs. Benchmark Indices† — November 2011 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I and Class II shares of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio on November 30, 2011 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index, Russell 3000 Index and Composite Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. These indices are unmanaged. The Composite Index reflects the blended rate of return of the following underlying indices: 50% Russell 1000 Index, 10% Russell 2000 Index, 10% MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”), 15% Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged) and 15% Bloomberg Barclays U.S. Aggregate Index. Effective March 29, 2019 the Bloomberg Barclays Global Aggregate ex-USD Index component of the Portfolio’s composite benchmark was replaced with the Bloomberg Barclays Global Aggregate ex-USD Index (USD Hedged). The Portfolio’s portfolio managers believe the revised composite benchmark is more reflective of the Portfolio’s general investment approach. The MSCI ACWI Ex-U.S. is a market capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies, and includes both developed and emerging markets. The indices are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

14	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Schedule of investments

December 31, 2019

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description	Shares	Value
Investments in Underlying Funds — 99.1%
iShares Trust:
iShares Core U.S. Aggregate Bond ETF	111,768	$12,559,370
iShares MSCI EAFE ETF	107,549	7,468,203
iShares Russell 1000 Growth ETF	97,002	17,064,592
iShares Russell 1000 Value ETF	123,538	16,860,466
iShares Russell 2000 ETF	43,178	7,153,299
Legg Mason ETF Investment Trust:
Legg Mason International Low Volatility High Dividend ETF	1,198,974	32,012,606	(a)
Legg Mason Low Volatility High Dividend ETF	5,643,529	192,387,904	(a)
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	3,711,745	71,785,146	(a)
BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), Class IS Shares	17,128,512	174,882,104	(a)
ClearBridge International Growth Fund, Class IS Shares	351,924	19,179,866	(a)
QS International Equity Fund, Class IS Shares	3,091,823	50,303,957	(a)
QS U.S. Small Capitalization Equity Fund, Class IS Shares	4,025,194	49,067,118	(a)
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares	289,059	58,346,626	(a)
ClearBridge Appreciation Fund, Class IS Shares	4,281,661	111,965,438	(a)
ClearBridge International Value Fund, Class IS Shares	1,925,614	19,217,623	(a)
ClearBridge Large Cap Growth Fund, Class IS Shares	1,129,077	61,715,352	(a)
QS U.S. Large Cap Equity Fund, Class IS Shares	8,089,846	144,322,852	(a)
The Royce Fund — Royce Pennsylvania Mutual Fund, Investment Class Shares	4,320,930	40,789,579	(a)(b)
Vanguard Index Funds — Vanguard Total International Bond ETF	216,674	12,259,415
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	13,407,313	174,697,292	(a)
Total Investments in Underlying Funds (Cost — $1,114,668,248)		1,274,038,808

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Description	Expiration Date	Contracts	Notional Amount	Value
Purchased Options — 0.6%
Exchange-Traded Purchased Options — 0.6%
S&P 500 Index, Put @ $2,300.00	12/18/20	73	$23,584,694	$200,385
S&P 500 Index, Put @ $2,350.00	12/18/20	36	11,630,808	102,420
S&P 500 Index, Put @ $2,400.00	12/18/20	253	81,738,734	819,720
S&P 500 Index, Put @ $2,450.00	12/18/20	162	52,338,636	648,000
S&P 500 Index, Put @ $2,475.00	12/18/20	28	9,046,184	109,760
S&P 500 Index, Put @ $2,500.00	12/18/20	291	94,015,698	1,262,940
S&P 500 Index, Put @ $2,525.00	12/18/20	25	8,076,950	110,875
S&P 500 Index, Put @ $2,550.00	12/18/20	64	20,676,992	314,624
S&P 500 Index, Put @ $2,575.00	12/18/20	150	48,461,700	762,000
S&P 500 Index, Put @ $2,600.00	12/18/20	161	52,015,558	904,337
S&P 500 Index, Put @ $2,625.00	12/18/20	150	48,461,700	844,500
S&P 500 Index, Put @ $2,650.00	12/18/20	90	29,077,020	536,400
S&P 500 Index, Put @ $2,700.00	12/18/20	28	9,046,184	201,040
S&P 500 Index, Put @ $2,750.00	12/18/20	58	18,738,524	441,380
S&P 500 Index, Put @ $2,800.00	12/18/20	29	9,369,262	249,690
Total Purchased Options (Cost — $14,727,751)				7,508,071
Total Investments before Short-Term Investments (Cost — $1,129,395,999)				1,281,546,879

	Rate		Shares
Short-Term Investments — 0.2%
Invesco Government & Agency Portfolio, Institutional Class	1.511%		2,524,030	2,524,030
Dreyfus Government Cash Management, Institutional Shares	1.522%		583	583
Total Short-Term Investments (Cost — $2,524,613)				2,524,613
Total Investments — 99.9% (Cost — $1,131,920,612)				1,284,071,492
Other Assets in Excess of Liabilities — 0.1%				647,275
Total Net Assets — 100.0%				$1,284,718,767

(a)	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/mutualfunds.

(b)	Acquired shares of The Royce Fund — Royce Pennsylvania Mutual Fund as a result of a reorganization with The Royce Fund — Royce Small/Mid-Cap Premier.

See Notes to Financial Statements.

16	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in affiliated Underlying Funds, at cost	$1,056,219,326
Investments in unaffiliated Underlying Funds and investments, at cost	75,701,286
Investments in affiliated Underlying Funds, at value	$1,200,673,463
Investments in unaffiliated Underlying Funds and investments, at value	83,398,029
Distributions receivable from affiliated Underlying Funds	1,691,811
Receivable for Portfolio shares sold	695,148
Deposits with brokers for futures contracts	17,659
Interest receivable	2,176
Prepaid expenses	10,545
Total Assets	1,286,488,831

Liabilities:
Payable for Portfolio shares repurchased	811,176
Investment management fee payable	488,901
Payable for investments in affiliated Underlying Funds	396,783
Trustees’ fees payable	13,833
Service and/or distribution fees payable	8,800
Accrued expenses	50,571
Total Liabilities	1,770,064
Total Net Assets	$1,284,718,767

Net Assets:
Par value (Note 7)	$941
Paid-in capital in excess of par value	1,134,337,852
Total distributable earnings (loss)	150,379,974
Total Net Assets	$1,284,718,767

Net Assets:
Class I	$1,243,011,331
Class II	$41,707,436

Shares Outstanding:
Class I	91,073,642
Class II	3,062,797

Net Asset Value:
Class I	$13.65
Class II	$13.62

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	17

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Income distributions from affiliated Underlying Funds	$26,383,165
Income distributions from unaffiliated Underlying Funds	1,746,586
Interest	87,420
Total Investment Income	28,217,171

Expenses:
Investment management fee (Note 2)	5,820,559
Service and/or distribution fees (Notes 2 and 5)	104,225
Trustees’ fees	89,922
Fund accounting fees	65,681
Shareholder reports	45,014
Audit and tax fees	38,937
Legal fees	33,890
Insurance	16,828
Custody fees	4,554
Transfer agent fees (Note 5)	1,425
Interest expense	114
Miscellaneous expenses	4,221
Total Expenses	6,225,370
Net Investment Income	21,991,801

Realized and Unrealized Gain (Loss) on Investments, Underlying Funds, Affiliated Underlying Funds, Capital Gain Distributions From Affiliated Underlying Funds and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	22,804,789
Sale of unaffiliated Underlying Funds and investments	(9,649,878)
Capital gain distributions from affiliated Underlying Funds	36,744,448
Futures contracts	(15,746,499)
Net Realized Gain	34,152,860
Change in Net Unrealized Appreciation (Depreciation) From:
Affiliated Underlying Funds	134,674,137
Unaffiliated Underlying Funds and investments	(8,370,704)
Futures contracts	6,379,620
Change in Net Unrealized Appreciation (Depreciation)	132,683,053
Net Gain on Investments, Underlying Funds, Affiliated Underlying Funds, Capital Gain Distributions From Affiliated Underlying Funds and Futures Contracts	166,835,913
Increase in Net Assets From Operations	$188,827,714

See Notes to Financial Statements.

18	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$21,991,801	$25,517,703
Net realized gain	34,152,860	55,942,903
Change in net unrealized appreciation (depreciation)	132,683,053	(178,114,376)
Increase (Decrease) in Net Assets From Operations	188,827,714	(96,653,770)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(28,800,138)	(24,800,116)
Decrease in Net Assets From Distributions to Shareholders	(28,800,138)	(24,800,116)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	54,061,427	66,807,804
Reinvestment of distributions	28,800,138	24,800,116
Cost of shares repurchased	(225,904,621)	(211,973,734)
Decrease in Net Assets From Portfolio Share Transactions	(143,043,056)	(120,365,814)
Increase (Decrease) in Net Assets	16,984,520	(241,819,700)

Net Assets:
Beginning of year	1,267,734,247	1,509,553,947
End of year	$1,284,718,767	$1,267,734,247

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.06	$13.22	$11.76	$12.15	$13.10

Income (loss) from operations:
Net investment income	0.22	0.24	0.16	0.10	0.14
Net realized and unrealized gain (loss)	1.68	(1.16)	1.49	(0.13)	(0.82)
Total income (loss) from operations	1.90	(0.92)	1.65	(0.03)	(0.68)

Less distributions from:
Net investment income	(0.31)	(0.24)	(0.19)	(0.14)	(0.13)
Net realized gains	—	—	—	(0.22)	(0.14)
Total distributions	(0.31)	(0.24)	(0.19)	(0.36)	(0.27)

Net asset value, end of year	$13.65	$12.06	$13.22	$11.76	$12.15
Total return[2]	15.86%	(7.05)%	14.07%	(0.20)%	(5.26)%

Net assets, end of year (millions)	$1,243	$1,227	$1,462	$1,443	$1,751

Ratios to average net assets:
Gross expenses[3]	0.47%	0.48%	0.48%	0.48%	0.48%
Net expenses[3,4]	0.47	0.48	0.44 [5]	0.42 [5]	0.41 [5]
Net investment income	1.71	1.79	1.29	0.84	1.10

Portfolio turnover rate	31%	6%	25%[6]	30%[6]	115%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, effective September 1, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to September 1, 2015, the expense limitation was 1.10%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

20	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.03	$13.19	$11.73	$12.12	$13.06

Income (loss) from operations:
Net investment income	0.19	0.20	0.13	0.07	0.11
Net realized and unrealized gain (loss)	1.67	(1.15)	1.49	(0.13)	(0.81)
Total income (loss) from operations	1.86	(0.95)	1.62	(0.06)	(0.70)

Less distributions from:
Net investment income	(0.27)	(0.21)	(0.16)	(0.11)	(0.10)
Net realized gains	—	—	—	(0.22)	(0.14)
Total distributions	(0.27)	(0.21)	(0.16)	(0.33)	(0.24)

Net asset value, end of year	$13.62	$12.03	$13.19	$11.73	$12.12
Total return[2]	15.51%	(7.25)%	13.82%	(0.47)%	(5.44)%

Net assets, end of year (000s)	$41,707	$40,797	$47,353	$49,894	$60,145

Ratios to average net assets:
Gross expenses[3]	0.72%	0.73%	0.73%	0.73%	0.73%
Net expenses[3,4]	0.72	0.73	0.69 [5]	0.67 [5]	0.66 [5]
Net investment income	1.46	1.55	1.01	0.63	0.84

Portfolio turnover rate	31%	6%	25%[6]	30%[6]	115%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, effective September 1, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to September 1, 2015, the expense limitation was 1.35%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes the value of securities received in lieu of cash proceeds from the sale of Underlying Funds and the subsequent sale of those securities.

See Notes to Financial Statements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio invests in mutual funds and exchange-traded funds (“ETFs”) that are affiliated with Legg Mason, Inc. (“Legg Mason”) or ETFs that are based on an index and managed by unaffiliated investment advisers (“Underlying Funds”). The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the

22	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	23

Notes to financial statements (cont’d)

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Investments in Underlying Funds	$1,274,038,808	—	—	$1,274,038,808
Purchased Options:
Exchange-Traded Purchased Options	4,984,396	$2,523,675	—	7,508,071
Total Long-Term Investments	1,279,023,204	2,523,675	—	1,281,546,879
Short-Term Investments†	2,524,613	—	—	2,524,613
Total Investments	$1,281,547,817	$2,523,675	—	$1,284,071,492

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or

24	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Fund of funds risk. Your cost of investing in the Portfolio, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Portfolio. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	25

Notes to financial statements (cont’d)

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Portfolio did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The character of certain distributions received from the Underlying Funds may represent a return of capital. The Portfolio determines the components of these distributions subsequent to the

26	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

ex-dividend date, based on the actual tax character reported by the Underlying Funds. These distributions are recorded by adjusting the cost basis of the related Underlying Fund. The cost of investments sold is determined by use of the specific identification method.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolio had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. QS Investors, LLC (“QS Investors”), the subadviser to the Portfolio, is responsible for the implementation of the Portfolio’s overall asset allocation and the Dynamic Risk Management strategy. Western Asset Management Company, LLC (“Western Asset”), the Portfolio’s other subadviser, is responsible for the Portfolio’s Event Risk Management Strategy and manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	27

Notes to financial statements (cont’d)

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the cash and short-term instruments allocated to Western Asset.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I and Class II shares did not exceed 1.05% and 1.30%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$395,266,166
Sales	480,878,835

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,142,251,475	$150,310,610	$(8,490,593)	$141,820,017

28	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$7,508,071

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated Underlying Funds and Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(11,371,080)
Futures contracts	(15,746,499)
Total	$(27,117,579)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from Sale of unaffiliated Underlying Funds and investments in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(19,429,703)
Futures contracts	6,379,620
Total	$(13,050,083)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from Unaffiliated Underlying Funds and investments in the Statement of Operations.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	29

Notes to financial statements (cont’d)

During the year ended December 31, 2019, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$11,488,362
Futures contracts (to sell)†	19,184,051

†	At December 31, 2019, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$1,042
Class II	$104,225	383
Total	$104,225	$1,425

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class I	$27,963,154	$24,109,662
Class II	836,984	690,454
Total	$28,800,138	$24,800,116

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,098,518	$53,112,942	4,960,784	$65,417,795
Shares issued on reinvestment	2,065,764	27,963,153	1,985,884	24,109,662
Shares repurchased	(16,848,398)	(219,877,476)	(15,806,891)	(207,227,708)
Net decrease	(10,684,116)	$(138,801,381)	(8,860,223)	$(117,700,251)

Class II
Shares sold	72,324	$948,485	105,587	$1,390,009
Shares issued on reinvestment	62,062	836,985	56,900	690,454
Shares repurchased	(462,677)	(6,027,145)	(362,723)	(4,746,026)
Net decrease	(328,291)	$(4,241,675)	(200,236)	$(2,665,563)

8. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason, through subadvisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Portfolio. Based on the Portfolio’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2019. The following transactions were effected in shares of such Underlying Funds for the year ended December 31, 2019.

Underlying Funds	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Legg Mason ETF Investment Trust — Legg Mason International Low Volatility High Dividend ETF	$31,450,743	—	—	$2,890,427	104,122
Legg Mason ETF Investment Trust — Legg Mason Low Volatility High Dividend ETF	188,826,057	—	—	28,416,813	956,473
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	111,276,269	$7,434,907	396,317	57,167,079	3,161,654
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), Class IS Shares	—	186,986,404	18,683,972	15,629,188	1,555,460

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Notes to financial statements (cont’d)

Underlying Funds	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund, Class IS Shares	$161,951,313	$14,310,000	1,423,375	$178,316,756	17,782,093
Legg Mason Global Asset Management Trust — ClearBridge International Growth Fund, Class IS Shares	—	19,686,667	411,432	2,854,135	59,508
Legg Mason Global Asset Management Trust — ClearBridge Small Cap Fund, Class IS Shares	7,709,785	—	—	9,027,999	149,908
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	57,371,288	1,509,068	96,828	15,406,914	1,091,279
Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	35,055,420	10,433,831	884,174	3,601,797	275,688
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	70,038,497	6,083,214	30,740	23,160,533	129,084
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	71,904,701	40,669,875	1,657,805	17,178,502	701,986
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	22,061,963	858,032	90,266	6,023,856	599,747
Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	—	65,675,519	1,287,598	8,112,637	158,521
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	160,216,476	11,375,294	642,417	44,573,098	2,976,545
The Royce Fund — Royce Pennsylvania Mutual Fund, Investment Class Shares(a)	37,991,415	46,115,693	4,866,950	52,639,185	4,080,105
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	159,945,911	26,766,041	2,154,601	22,706,138	1,825,449
	$1,115,799,838	$437,904,545		$487,705,057

32	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Underlying Funds (cont’d)	Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Legg Mason ETF Investment Trust — Legg Mason International Low Volatility High Dividend ETF	$(147,815)	$1,837,460	—	$358,086	$3,452,290	$32,012,606
Legg Mason ETF Investment Trust — Legg Mason Low Volatility High Dividend ETF	2,253,518	6,669,693	—	—	31,978,660	192,387,904
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares	4,227,921	1,938,395	—	5,496,512	10,241,049	71,785,146
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged), Class IS Shares	390,812	3,914,620	—	2,694,240	3,524,888	174,882,104
Legg Mason Global Asset Management Trust — BrandywineGLOBAL — Global Opportunities Bond Fund, Class IS Shares	2,256,707	752,935	$(108,856)	—	2,055,443	—
Legg Mason Global Asset Management Trust — ClearBridge International Growth Fund, Class IS Shares	205,865	71,668	—	—	2,347,334	19,179,866
Legg Mason Global Asset Management Trust — ClearBridge Small Cap Fund, Class IS Shares	55,119	—	—	—	1,318,214	—
Legg Mason Global Asset Management Trust — QS International Equity Fund, Class IS Shares	1,778,086	1,023,283	—	240,785	6,830,515	50,303,957
Legg Mason Global Asset Management Trust — QS U.S. Small Capitalization Equity Fund, Class IS Shares	(291,797)	268,589	—	570,242	7,179,664	49,067,118
Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	3,219,467	427,717	—	5,655,497	5,385,448	58,346,626
Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	1,056,498	1,578,725	—	6,356,150	16,569,364	111,965,438
Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	(38,856)	653,032	—	—	2,321,484	19,217,623

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	33

Notes to financial statements (cont’d)

Underlying Funds (cont’d)	Realized Gain (Loss) from Sale of Affiliated Underlying Funds	Income Distributions from Affiliated Underlying Funds	Return of Capital from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Legg Mason Partners Equity Trust — ClearBridge Large Cap Growth Fund, Class IS Shares	$432,363	$253,514	—	$2,647,005	$4,152,470	$61,715,352
Legg Mason Partners Equity Trust — QS U.S. Large Cap Equity Fund, Class IS Shares	8,166,902	1,578,475	—	9,796,819	17,304,180	144,322,852
The Royce Fund — Royce Pennsylvania Mutual Fund, Investment Class Shares(a)	(1,448,863)	105,554	—	1,781,760	9,321,656	40,789,579
Western Asset Funds, Inc. — Western Asset Core Bond Fund, Class IS Shares	688,862	5,418,361	—	1,147,352	10,691,478	174,697,292
	$22,804,789	$26,492,021	$(108,856)	$36,744,448	$134,674,137	$1,200,673,463

(a)	Acquired shares of The Royce Fund — Royce Pennsylvania Mutual Fund as a result of a reorganization with The Royce Fund — Royce Small/Mid-Cap Premier.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$28,800,138	$24,800,116

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$3,254,051
Deferred capital losses*	(1,894,423)
Other book/tax temporary differences(a)	7,200,329
Unrealized appreciation (depreciation)(b)	141,820,017
Total distributable earnings (loss) — net	$150,379,974

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain options contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

34	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

10. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (one of the funds constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 15, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents of the investee funds and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 14, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

36	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio 2019 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS Investors”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with QS Investors, the “Sub-Advisers”) provides day-to-day management of the Fund’s assets allocated to the Fund’s Dynamic Risk and Event Risk Management strategies and of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds (i.e., funds that maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents) underlying variable insurance products (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine to include the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-and five-year periods ended June 30,

38	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

2019. The Fund performed below the median performance of the funds in the Performance Universe for each period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2019, which showed that the Fund’s performance was better than the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2019 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategies of the Fund’s portfolio managers, noting that they had received and reviewed information provided by management demonstrating that the Fund’s Dynamic Risk and Event Risk strategies have been operating effectively and as intended during the periods under review. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management reviewed with the Board the scope of services provided to the Fund by the Manager, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of managed volatility affiliated funds of funds underlying variable

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

insurance products consisting of six mixed-asset target allocation growth funds (i.e., funds that maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents) selected by Broadridge (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all managed volatility affiliated mixed-asset target allocation growth funds of funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, before and after including underlying fund expenses, and the funds in the Expense Universe, after including underlying fund expenses. The Trustees also received and reviewed additional information provided by management describing the portfolio management strategies of the Fund and those of funds in Expense Group.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the

40	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

nature, extent and quality of the services provided to the Fund under the Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

42	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

44	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	142
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	6/19/2019	12/26/2019
Payable date:	6/20/2019	12/27/2019
Ordinary income:
Dividends qualifying for the dividends
received deduction for corporations	48.45%	46.71%
Foreign source income*	29.77%	14.24%
Foreign taxes paid per share	$0.000930	$0.004963

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	49

QS Legg Mason

Dynamic Multi-Strategy VIT Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

QS Investors, LLC

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Dynamic Multi-Strategy VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

©2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014333 2/20 SR20-3807

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $537,805 in December 31, 2018 and $296,402 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $33,000 in December 31, 2018 and $0 in December 31, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $678,000 in December 31, 2018 and $544,232 in December 31, 2019.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

* Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 26, 2020